                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 13, 2001

                          COLLEGELINK.COM INCORPORATED


             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

     0-5388                                    16-0961436
     (Commission File Number)                  (I.R.S. Employer
                                               Identification Number)


     251 Thames Street, Bristol RI             02809
     (Address of Principal Executive Offices)  (Zip Code)


                                 (401) 254-8800
              (Registrant's Telephone Number, Including Area Code)


ITEM 8.   CHANGE IN FISCAL YEAR

On January 19, 2001, the Board of Directors of the Company voted to change its fiscal year from June 30 to December 31. The report covering the transition period of July 1, 2000 through December 31, 2000 will be filed on Form 10-KSB on or before March 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   COLLEGELINK.COM INCORPORATED


                                   /s/ Richard A. Fisher


DATE: February 13, 2001            By:    RICHARD A. FISHER
                                   Name:  Richard A. Fisher
                                   Title: Chairman